UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01. REGULATION FD DISCLOSURE
On February 19, 2008, Unitil Corporation and NiSource Inc. (“NiSource”) issued the press release attached as Exhibit 99.1 announcing Unitil’s purchase of Northern Utilities, Inc. (Northern) and Granite State Gas Transmission, Inc. (Granite).
NiSource is providing, in Exhibit 99.2, a description of certain expected financial effects of the proposed transaction on NiSource.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description

99.1	Joint Press Release dated February 19, 2008 issued by Unitil Corporation and NiSource Inc.

99.2	Fact Sheet dated February 19, 2008 prepared by NiSource Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: February 19, 2008	By:	/s/ Jeffrey W. Grossman Jeffrey W. Grossman
Vice President and Controller

Exhibit
Number	Description

99.1	Joint Press Release dated February 19, 2008 issued by Unitil Corporation and NiSource Inc.

99.2	Fact Sheet dated February 19, 2008 prepared by NiSource Inc.